UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 16, 2010

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 100
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On February 16, 2010, Newfield Exploration Company (“Newfield”) issued a press release announcing its 2009 proved reserves.  A copy of that press release is furnished herewith as Exhibit 99.1.

In a separate press release issued on February 16, 2010, Newfield announced its fourth quarter and full-year 2009 financial and operating results, first quarter 2010 guidance and 2010 capital budget and plans.  A copy of that press release is furnished herewith as Exhibit 99.2.

Item 7.01  Regulation FD Disclosure

On February 16, 2010, Newfield issued its @NFX publication, which includes fourth quarter and full-year 2009 highlights, an operational update by region, first quarter 2010 guidance, 2010 capital budget and plans, and tables detailing complete hedging positions as of February 15, 2010.  A copy of the publication is furnished herewith as Exhibit 99.3.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	99.1	Reserves Press Release issued by Newfield on February 16, 2010
	99.2	Earnings Press Release issued by Newfield on February 16, 2010
	99.3	@ NFX Publication issued by Newfield on February 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: February 16, 2010	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

Exhibit Index

Exhibit No.	Description
99.1	Reserves Press Release issued by Newfield on February 16, 2010
99.2	Earnings Press Release issued by Newfield on February 16, 2010
99.3	@ NFX Publication issued by Newfield on February 16, 2010